Exhibit 10.46

Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.

English Translation of Form of Sales Contract

Contract No:

Date:

Buyer (party A): VIETNAM SUNERGY CELL COMPANY LIMITED

Address: [***]

Tel: [***]

Seller (party B): VSUN CHINA CO., LTD

Address: [***]

Tel: [***] Fax: [***]

The Seller and the Buyer agree to conclude this Contract subject to the terms and conditions stated below: Party A here by agrees to buy silicon solar wafer from Party B.

1.	Goods Description:

Product name	Specification	Efficiency	Quantity (Piece)	FCA (ICC Inco terms 2010)
				Unit/USD/PCS	Amount/ USD
Mono Wafer	[***]	/	[***]	[***]	[***]
TOTAL: [***]

2.	Payment:

Shipment in batches, payment in batches. 100% TT paid to the seller before [***].

If Party A delays the payment (except force majeure), it shall pay 0.5% of the delayed payment as liquidated damages per day, and the accumulative total amount shall not exceed 20% of the total amount of the contract.

Bank Information:

BENEFICIARYS BANK: [***]

ADDRESS: [***]

SWIFT CODE: [***]

BENEFICIARY: VSUN CHINA CO., LTD

ADDRESS: [***]

BENEFICIARY`SA/C NO: [***]

3.	Delivery term: FCA Pingxiang

If Party B’s overdue delivery of goods (except for delayed delivery resulting from force majeure) shall bear the liability for breach of contract to Party A at a daily rate of 0.5% of the value of overdue delivery, but the amount of liquidated damages for overdue delivery shall not exceed 20% of the total amount of the contract.

4.	Delivery Time:

After receiving the payment, Party B shall complete the shipment before [***].

5.	The Goods shall comply with the product specification and technical parameters listed in the Appendix attached herein. See the attachment for details.

6.	Packing and Inspection:

1)	Party B shall ensure the packaging meet the long-distance safety transportation requirement. Loss due to exporter packaging is borne by the Party B.

2)	If the opening breakage of wafer is less than 0.3% of total quantity, Party A shall not be eligible to claim for compensation. If the opening breakage quantity exceeds 0.3% of total quantity, Party A shall notify Party B within 7 working days from the goods receiving date. Party B shall replace within 7 working days from the date of notification made by the Party A. All expenses incurred for the replacement shall be borne by the Party B.

7.	DOCUMENTS:

Party B will provide to party A the following information:

1)	Full set of by truck in original showing Freight Prepaid and consigned to applicant.

2)	Invoice in three copies

3)	Packing list in three copies issued

8.	Confidentiality:

The Employer and its staff shall keep confidential to any third party all documents supplied by parties as stipulated in this CONTRACT during the execution of this CONTRACT.

9.	Force Majeure:

If a contract cannot be fulfilled due to force Majeure including earthquake, typhoon, flood, fire, war as well as any other unforeseeable, unavoidable or unconquerable event., the obligations may be exempted in whole or in part depending on the impact of the force Majeure, unless laws provide otherwise. Party B shall inform Party A in writing form within 7 working days from the date of occurrence mentioned above and provide evidence to Party A within 15 days after the settlement of the force majeure event, if any. If the force Majeure occurs after a delayed fulfillment, the obligations of the party concerned may not be exempted.

10.	Integrity Agreement:

1)	The buyer’s personnel shall not, for any reason, ask the seller for any benefits such as goods and cash. If the seller fails to report and cooperate with the buyer in soliciting bribes, the buyer shall have the right to terminate the contract and to stop all payment.

2)	The seller shall not bribe all the buyer’s personnel in any form. Upon verification, the buyer has the right to terminate the contract and stop all payment of the goods. If the circumstances are serious, the Buyer will investigate and affix legal liability.

11.	Take effect and Other:

1)	The contract shall take effect as of the date with signature and stamp by two parties, each party holds one, of which has the same legal effect; Once the pages of contract are more than one page, should be with a cross-page seal.

2)	The parties confirm the terms of the contract has reflected the results of the negotiations conducted in good faith, the terms of the contract do not constitute either standard terms, and confirm that both parties have read and understand the terms of the contract.

3)	In the case that any term which does not confirmed in this contract, both sides need to reach a new deal, or performance in joint consultation by the two parties and sign a written supplement agreement, the supplementary agreement in writing by both parties shall become effective upon the signature and stamp, hence make equally valid.

4)	The faxed copy of this contract has the same legal effect with the original contract.

12.	ARBITRATION:

The laws of the PRC (irrespective of its choice of law principles) will govern the validity of this Contract, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto. Any dispute arising from or in connection with this Contract shall be submitted to Shanghai International Arbitration Center which shall be conducted in accordance with the Commission’s arbitration rules in effect at the time of applying for arbitration. The Arbitration place shall be Shanghai and the language to be used in the arbitration shall be Chinese. The arbitral award is final and binding upon both partied. Arbitration fee shall be borne by the losing party.

Buyer:	Seller:
VIETNAM SUNERGY CELL COMPANY LIMITED	VSUN CHINA CO., LTD
Signature/Seal:	Signature/Seal:

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